COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 2

dated December 10, 2015

to the Prospectus dated April 24, 2015

CREF Money Market Account

Conversion to government money market fund

As a result of amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, the Board of Trustees (the “Board”) of CREF has approved a proposal for the Money Market Account to convert to a “government money market fund,” as defined in the amendments, on or before October 14, 2016. As a government money market fund, the Money Market Account will be required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. The Money Market Account’s portfolio securities will continue to be valued at their amortized cost. A government money market fund is not required to impose liquidity fees or redemption gates, and the Money Market Account does not currently intend to impose such fees and/or gates.

Termination of voluntary waiver

In addition, Teachers Insurance and Annuity Association of America (“TIAA”) will terminate its voluntary waiver provided to assist each Class of the Money Market Account in producing a yield of at least zero by April 14, 2017. After termination, any amounts waived by TIAA within the three-year period prior to termination of the waiver may be subject to recoupment by TIAA.

A15228 (12/15)

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2

dated December 10, 2015

to the Statement of Additional Information dated May 1, 2015,

as supplemented October 1, 2015 (“SAI”)

Change to the Board of Trustees

Effective December 8, 2015, Nancy L. Jacob retired from the Board of Trustees of CREF. Therefore, she should be removed from the list of Trustees in the CREF SAI.

A15240 (12/15)